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                                                                  EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 23, 1996 appearing on page F-2 of Bristol Hotel Company's Annual
Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP
Dallas, Texas
April 21, 1997